Goodwill and Intangible Assets, Net	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, Net
Note 10. Goodwill and Intangible Assets, Net
Goodwill
Changes in goodwill for the years ended December 31, 2022 and 2021 are as follows (in thousands):

(in thousands)	December 31, 2022	December 31, 2021
	Beachbody	Beachbody	Other	Total
Goodwill, beginning of year	$125,166	$—	$18,981	$18,981
Business acquisition	—	125,166	33,632	158,798
Impairment of goodwill	—	—	(52,613)	(52,613)

Goodwill, end of year	$125,166	$125,166	$—	$125,166

Due to the sustained decline in the Company’s market capitalization and reduced revenue and operating income forecast observed in the fourth quarter of 2021, the Company performed an interim test for impairment of its goodwill as of December 31, 2021. The results of the Company’s annual and interim tests for impairment concluded that the carrying value of its Other reporting unit exceeded its fair value, and, therefore, the Company recognized a goodwill impairment charge of $52.6 million for year ended December 31, 2021.
The determination of the fair value of the Company’s reporting units was based on a combination of a market approach that considered benchmark company market multiples, a market approach that considered market multiples derived from the value of recent transactions, and an income approach that utilized discounted cash flows for each reporting unit. The Company applied equal weighting to each of the approaches in determining the fair value of the reporting units. The significant assumptions under each of these approaches include, among others: income projections, which are dependent on future customer subscriptions, new product introductions, customer behavior, competitor pricing, operating expenses, the discount rate, and the terminal growth rate. The cash flows used to determine fair value are dependent on a number of significant management assumptions such as the Company’s expectations of future performance and the expected future economic environment, which are partly based upon the Company’s historical experience. The cash flow projections also take into account the reduced operating costs as a result of the Company’s platform consolidation and One Brand marketing approach.
The Company’s estimates are subject to change given the inherent uncertainty in predicting future results. Additionally, the discount rate and the terminal growth rate are based on the Company’s judgment of the rates that would be utilized by a hypothetical market participant. The Company also considered its market capitalization in assessing the reasonableness of the combined fair values estimated for its reporting units.
Intangible Assets, Net
Intangible assets as of December 31, 2022 and 2021 consisted of the following (in thousands):

		December 31, 2022			December 31, 2021
	Weighted- Average Remaining Useful Life (years)	Intangible Assets, Gross	Accumulated Amortization and Impairment	Intangibles Assets, Net	Intangible Assets, Gross	Accumulated Amortization and Impairment	Intangibles Assets, Net
Contract-based	—	$300	$(300)	$—	$300	$(250)	$50
Customer-related	1.5	21,100	(14,800)	6,300	21,100	(4,081)	17,019
Technology-based	2.5	20,200	(19,400)	800	20,200	(7,999)	12,201
Talent and representation contracts	—	10,300	(10,300)	—	10,300	(10,300)	—
Formulae	2.8	1,950	(1,146)	804	1,950	(853)	1,097
Trade name	1.0	51,200	(50,900)	300	51,200	(35,200)	16,000

		$105,050	$(96,846)	$8,204	$105,050	$(58,683)	$46,367

Due to the continued decline in the Company’s market capitalization, industry trends reflecting a decline in market valuations and continued adverse macro and micro economic conditions including the competitive environment observed in the fourth quarter of 2022, the Company tested its definite-lived intangible assets for recoverability as of December 31, 2022 and concluded that customer relationships, developed technology and trade names were impaired. The Company recorded a $18.9 million non-cash
impairment charge for these intangible assets for the year ended December 31, 2022.
The Company performed an interim test for impairment of its indefinite-lived intangible asset as of September 30, 2022 due to reduced revenue and margin forecasts for certain products. The fair value of the indefinite-lived trade name was calculated using a relief-from-royalty approach and was determined to be lower than its carrying value, primarily as a result of reduced revenue and margin forecasts for certain supplements. As a result, the Company recorded a $1.0 million non-cash
impairment charge for this intangible asset during the year ended December 31, 2022.
Due to the sustained decline in the Company’s market capitalization, and reduced revenue and operating income forecast observed in the fourth quarter of 2021, the Company performed an interim test for impairment of its indefinite-lived trade names and tested its definite-lived intangible assets for recoverability as of December 31, 2021. The results of the Company’s annual and interim impairment tests concluded that the indefinite-lived trade names and the talent and representation contracts were impaired. These trade names were reported in the Company’s Beachbody and Other segments. The talent and representation contracts were reported in the Other segment. The Company recorded a $42.3 million non-cash
impairment charge for these intangible assets for the year ended December 31, 2021.
Amortization expense for intangible assets was $18.3 million, $10.6 million and $4.1 million during the years ended December 31, 2022, 2021 and 2020, respectively.
The estimated future amortization expense of intangible assets as of December 31, 2022 is as follows (in thousands):

Year ended December 31, 2023	$5,112
Year ended December 31, 2024	2,713
Year ended December 31, 2025	379

$8,204